SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 26, 2002

                                 CELLPOINT INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       0-25205               52-2032380
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                 3000 Hillswood Drive, Hillswood Business Park,
                       Chertsey, Surrey KT16 ORS, England
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 011 44 1932 895 310
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           Former name or former address, if changed since last report




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Delisting of our Common Stock from The Nasdaq National Market


Effective the open of business on June 26, 2002, our common stock was delisted from The Nasdaq National Market. Our common stock is now traded on the OTC Bulletin Board under the symbol CLPT.OB.

The June 25, 2002 decision of the Nasdaq Listing Qualifications Panel denied our request for continued listing on The Nasdaq National Market, basing its decision primarily on our failure to maintain a minimum of $10,000,000 of shareholders equity required by the Nasdaq Marketplace Rules, our common stock having closed at a bid price of less than $1.00 per share for a 30 consecutive trading day period and that this deficiency was not remedied in the 90-day grace period and, finally, the fact that the market value of our publicly held shares was less than $5,000,000.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements

                  Not applicable.

         (b)      PRO FORMA Financial Statements

                  Not applicable.


         (c)      Exhibits

                  Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CELLPOINT INC.


                            By /s/ Stephen Childs
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                               Stephen Childs
                               Chief Executive Officer

Date: June 27, 2002